Schedule I	Exhibit 99.3

PepsiCo

Unaudited Reported Information

(in millions, except per share amounts)

	First Quarter			Second Quarter			Third Quarter			Fourth Quarter			Full Year
	2002	2001	Index	2002	2001	Index	2002	2001	Index	2002	2001	Index	2002	2001	Index
Total Net Sales	$5,311	$4,912	108	$6,119	$5,807	105	$6,300	$5,901	107	$7,382	$6,892	107	$25,112	$23,512	107

Total Operating Profit	$1,001	$898	112	$1,226	$1,141	107	$1,297	$951	137	$1,206	$1,031	117	$4,730	$4,021	118

Bottling Equity Income, net	27	5	NM	94	63	149	130	85	152	29	7	NM	280	160	175
Interest Expense, net	(19)	(32)	59	(38)	(41)	93	(36)	(35)	102	(49)	(44)	114	(142)	(152)	94

Income Before Taxes	1,009	871	116	1,282	1,163	110	1,391	1,001	139	1,186	994	119	4,868	4,029	121

Provision for Income Taxes	320	278	115	407	372	109	438	391	112	390	326	119	1,555	1,367	114

Net Income	$689	$593	116	$875	$791	111	$953	$610	156	$796	$668	119	$3,313	$2,662	124

Average Shares Outstanding—Diluted	1,801	1,800		1,809	1,810		1,789	1,817		1,756	1,800		1,789	1,807
Diluted Earnings Per Common Share	$0.38	$0.33	116	$0.48	$0.44	111	$0.53	$0.34	159	$0.45	$0.37	122	$1.85	$1.47	126

Note:    Indices based on unrounded amounts.

Schedule II

PepsiCo

Unaudited Comparable Information

(in millions, except per share amounts)

	First Quarter			Second Quarter			Third Quarter			Fourth Quarter			Full Year
	2002	2001	Index	2002	2001	Index	2002	2001	Index	2002	2001	Index	2002	2001	Index
Net Sales

Frito-Lay North America	$1,926	$1,803	107	$2,026	$1,956	104	$2,073	$2,008	103	$2,540	$2,449	104	$8,565	$8,216	104

PepsiCo Beverages North America	1,486	1,417	105	1,827	1,799	102	1,956	1,822	107	1,931	1,850	104	7,200	6,888	105

Quaker Foods North America	357	350	102	306	294	104	341	347	98	460	446	103	1,464	1,437	102

PepsiCo International	1,508	1,467	103	1,924	1,887	102	1,896	1,853	102	2,421	2,297	105	7,749	7,504	103

Total Division Net Sales	5,277	5,037	105	6,083	5,936	102	6,266	6,030	104	7,352	7,042	104	24,978	24,045	104

Divested Businesses	34	37	92	36	44	83	34	41	82	30	51	58	134	173	77

Total Net Sales	$5,311	$5,074	105	$6,119	$5,980	102	$6,300	$6,071	104	$7,382	$7,093	104	$25,112	$24,218	104

Operating Profit

Frito-Lay North America	$479	$429	112	$526	$490	107	$558	$524	107	$653	$613	107	$2,216	$2,056	108

PepsiCo Beverages North America	326	288	113	448	420	106	465	413	113	338	345	98	1,577	1,466	108

Quaker Foods North America	114	88	129	97	74	133	119	96	123	143	131	109	473	389	122

PepsiCo International	202	179	113	288	241	120	280	237	117	272	206	133	1,042	863	121

Total Division Operating Profit	1,121	984	114	1,359	1,225	111	1,422	1,270	112	1,406	1,295	109	5,308	4,774	111

Divested Businesses	—	8	NM	9	11	87	6	11	62	8	9	78	23	39	59
Corporate Unallocated	(84)	(78)	107	(77)	(84)	92	(98)	(78)	125	(118)	(131)	91	(377)	(371)	102

Total Operating Profit	1,037	914	113	1,291	1,152	112	1,330	1,203	111	1,296	1,173	110	4,954	4,442	112

Bottling Equity Income, net	27	21	131	94	78	120	130	100	129	29	26	112	280	225	124
Interest Expense, net	(19)	(34)	58	(38)	(41)	91	(36)	(35)	100	(49)	(44)	113	(142)	(154)	92

Income Before Taxes	1,045	901	116	1,347	1,189	113	1,424	1,268	112	1,276	1,155	110	5,092	4,513	113

Provision for Income Taxes	326	281	116	420	371	113	444	395	112	399	361	110	1,589	1,408	113

Net Income	$719	$620	116	$927	$818	113	$980	$873	112	$877	$794	110	$3,503	$3,105	113

Average Shares Outstanding—Diluted	1,801	1,800		1,809	1,810		1,789	1,817		1,756	1,800		1,789	1,807
Diluted Earnings Per Common Share	$0.40	$0.34	116	$0.51	$0.45	113	$0.55	$0.48	114	$0.50	$0.44	113	$1.96	$1.72	114

Note: Indices based on unrounded amounts.

See accompanying reconciliation to reported results.

Schedule III

PepsiCo

Volume Growth

	Index 2002 vs 2001					Index 2001 vs 2000
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year	Full Year
Total Divisions (Servings)	105	103	105	104	104	104

Frito-Lay North America (Pounds)	106	104	104	103	104	103

PBNA (8 oz. equivalent cases)	105	101	105	101	103	104
Carbonated	104	98	102	98	100	101
Non-carbonated	107	107	113	111	110	114

Quaker Foods North America (Pounds)	104	102	99	102	102	99

PepsiCo International
International Beverages (8 oz. equivalent cases)	105	105	105	106	105	105
International Snacks (Kilos)	105	103	103	108	105	107
International Foods (Kilos)	110	104	111	102	106	103

Servings are calculated based on the following per serving amounts:

–	30 grams for salty snacks,

–	40 grams for sweet snacks,

–	45 grams for other foods and

–	8 ounces for beverages.

Schedule IV

PepsiCo.

2002 vs. 2001 Year-Over-Year Growth Comparisons Presented on a Comparable

	Originally Communicated Comparable					Adjusted Comparable					Change
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Volume (Index)

Frito-Lay North America	106	104.5	104	103	104	106	104	104	103	104	—	(0.5)	—	—	—

Pepsi-Cola North America	104.5	100	104	99	102
Gatorade/Tropicana North America	104	105	110	110	108
PepsiCo Beverages North America						105	101	105	101	103

Quaker Foods North America	104	101	94	104	102	104	102	99	102	102	—	1	5	(2)	—

PepsiCo Beverages International	104	105	105	106	105
Frito-Lay International	106	105	105	108	106
International Beverages						105	105	105	106	105
International Snacks						105	103	103	108	105
International Foods (Kilos)						110	104	111	102	106

Total Divisions	105	103	104	104	104	105	103	105	104	104	—	—	1	—	—

Net Sales (Index)

Frito-Lay North America	107	104	103	104	104	107	104	103	104	104	—	—	—	—	—

Pepsi-Cola North America	107	104	107	104	106
Gatorade/Tropicana North America	103	99	108	104	104
PepsiCo Beverages North America						105	102	107	104	105

Quaker Foods North America	104	101	96	102	102	102	104	98	103	102	(2)	3	2	1	—

PepsiCo Beverages International	98	100	100	105	101
Frito-Lay International	104	103	103	106	104
PepsiCo International						103	102	102	105	103

Division Net Sales	105	102	104	104	104	105	102	104	104	104	—	—	—	—	—

Operating Profit (Index)

Frito-Lay North America	111	108	106	107	108	112	107	107	107	108	1	(1)	1	—	—

Pepsi-Cola North America	115	109	112	113	112
Gatorade/Tropicana North America	103	103	114	68	101
PepsiCo Beverages North America						113	106	113	98	108

Quaker Foods North America	125	131	114	110	121	129	133	123	109	122	4	2	9	(1)	1

PepsiCo Beverages International	109	108	110	$29MM	123
Frito-Lay International	113	129	121	118	120
PepsiCo International						113	120	117	133	121

Division Operating Profit	112	112	111	110	111	114	111	112	109	111	2	(1)	1	(1)	—

Pretax Income ($ in millions)	991	1,365	1,447	1,289	5,092	1,045	1,347	1,424	1,276	5,092	54	(18)	(23)	(13)	—

Net Income ($ in millions)	681	940	996	886	3,503	719	926	981	877	3,503	38	(14)	(15)	(9)	—

EPS ($)	0.38	0.52	0.56	0.50	1.96	0.40	0.51	0.55	0.50	1.96	0.02	(0.01)	(0.01)	—	—

Schedule V

PepsiCo

Reconciliation of Reported to Comparable Information

(in millions, except per share amounts)

	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
	2002	2001	2002	2001	2002	2001	2002	2001	2002	2001
Total Reported Net Sales	$5,311	$4,912	$6,119	$5,807	$6,300	$5,901	$7,382	$6,892	$25,112	$23,512

SVE consolidation	—	162	—	173	—	170	—	201	—	706

Total Comparable Net Sales	$5,311	$5,074	$6,119	$5,980	$6,300	$6,071	$7,382	$7,093	$25,112	$24,218

Total Reported Operating Profit	$1,001	$898	$1,226	$1,141	$1,297	$951	$1,206	$1,031	$4,730	$4,021

Merger-related costs	36	—	65	—	33	235	90	121	224	356
SFAS 142 adoption	—	8	—	3	—	5	—	7	—	23
SVE consolidation	—	4	—	5	—	—	—	4	—	13
Other impairment and restructuring charges	—	4	—	4	—	13	—	10	—	31
Other	—	—	—	(1)	—	(1)	—	—	—	(2)

Total Comparable Operating Profit	$1,037	$914	$1,291	$1,152	$1,330	$1,203	$1,296	$1,173	$4,954	$4,442

Total Reported Bottling Equity Income	$27	$5	$94	$63	$130	$85	$29	$7	$280	$160

SFAS 142 adoption	—	16	—	15	—	15	—	19	—	65

Total Comparable Bottling Equity Income	$27	$21	$94	$78	$130	$100	$29	$26	$280	$225

Total Reported Net Income	$689	$593	$875	$791	$953	$610	$796	$668	$3,313	$2,662

Merger-related costs	30	—	52	—	27	231	81	91	190	322
SFAS 142 adoption	—	25	—	24	—	24	—	29	—	102
Other impairment and restructuring charges	—	2	—	3	—	8	—	6	—	19

Total Comparable Net Income	$719	$620	$927	$818	$980	$873	$877	$794	$3,503	$3,105

Total Reported Earnings Per Common Share	$0.38	$0.33	$0.48	$0.44	$0.53	$0.34	$0.45	$0.37	$1.85	$1.47

Merger-related costs	0.02	—	0.02	—	0.02	0.13	0.05	0.05	0.11	0.18
SFAS 142 adoption	—	0.01	—	0.01	—	0.01	—	0.02	—	0.06
Other impairment and restructuring charges	—	—	0.01	—	—	0.01	—	—	—	0.01
Rounding						(0.01)

Total Comparable Earnings Per Common Share	$0.40	$0.34	$0.51	$0.45	$0.55	$0.48	$0.50	$0.44	$1.96	$1.72

For further information, see "Items Affecting Comparability" on page 30 in our 2002 Annual Report.

Comparable amounts are presented to reflect our business trends without certain items and with consistent treatment of other changes, such as changes in accounting principles. As a result, our comparable presentation facilitates comparison with prior periods. Reported amounts reflect our results under U.S. generally accepted accounting principles. Comparable results have not been prepared under U.S. generally accepted accounting principles, and should not be considered an alternative measure to U.S. generally accepted accounting principles. Our comparable results exclude the costs associated with our merger with Quaker and other impairment and restructuring costs, and include the impact in 2001 of the following 2002 accounting changes:

—	the adoption of Statement of Financial Accounting Standards No. (SFAS) 142, Goodwill and Intangibles. As a result of adoption, amortization ceased for nonamortizable intangibles and the remaining useful lives of certain amortizable intangibles were reduced and
—	the consolidation of our European snack joint venture (SVE) as a result of operational changes.

Schedule VI

Reporting Calendar by Division
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Frito-Lay North America	3 fiscal periods	3 fiscal periods	3 fiscal periods	4 fiscal periods

PepsiCo Beverages North America*	3 fiscal periods	3 fiscal periods	3 fiscal periods	4 fiscal periods

Quaker Foods North America	3 fiscal periods	3 fiscal periods	3 fiscal periods	4 fiscal periods

PepsiCo International**	3 fiscal periods/ 2 months	3 fiscal periods/ 3 months	3 fiscal periods/ 3 months	4 fiscal periods/ 4 months

* Volume is reported as stated for the Gatorade and Tropicana brands and is reported based on monthly bottler case sales for products distributed by our bottlers (Q1-3 months, Q2-2 months, Q3-3 months, Q4-4 months).

** The operating results and volume of our largest international snack businesses are reported based on fiscal periods. However, the operating results and volume of a small portion of our international snack business and all of our international beverages business are reported on a monthly calendar with Q1-2 months, Q2-3 months, Q3-3 months, Q4-4 months. Monthly reporting is used where necessary to facilitate compliance with statutory requirements. Note that volume for international beverages was formerly reported based on Q1-3 months, Q2-2 months, Q3-3 months, Q4-4 months.